UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

AEROVATE THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40544	83-1377888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Winter Street
Suite M-500
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (617) 443-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AVTE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 30, 2024, Aerovate Therapeutics, Inc., a Delaware corporation (“Aerovate”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Aerovate, Caribbean Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Aerovate (“Merger Sub I”), Caribbean Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Aerovate (“Merger Sub II” and together with Merger Sub I, “Merger Subs”), and Jade Biosciences, Inc., a Delaware corporation (“Jade”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, among other things, Merger Sub I will merge with and into Jade, with Jade surviving the merger as the surviving corporation (the “First Merger”), and as part of the same overall transaction, Jade will merge with and into Merger Sub II, with Merger Sub II continuing as a wholly owned subsidiary of Aerovate and the surviving corporation of the merger (the “Second Merger” and together with the First Merger, the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

In addition, in connection with the closing of the Merger (the “Closing”), Aerovate expects to declare a cash dividend to the pre-Merger Aerovate stockholders of approximately $65.0 million in the aggregate (the “Cash Dividend”), provided such amount is subject to adjustment as set forth in the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each then-outstanding share of Jade’s common stock, par value $0.0001 per share (“Jade Common Stock”), will be converted into the right to receive a number of shares of Aerovate’s common stock, par value $0.0001 per share (“Aerovate Common Stock”), based on a ratio calculated in accordance with the Merger Agreement (the “Exchange Ratio”), provided that any unvested restricted shares of Jade Common Stock will be subject to the same terms and conditions (including, without limitation, vesting and repurchase provisions) that are otherwise applicable to such unvested shares as of immediately prior to the Effective Time, (b) each then-outstanding share of Jade’s preferred stock, par value $0.0001 per share (“Jade Preferred Stock”) will be converted into the right to receive a number of shares of Aerovate’s newly authorized convertible preferred stock, par value $0.0001 per share, equal to (x) the Exchange Ratio divided by (y) 1,000, (c) each then-outstanding option to purchase Jade Common Stock will be assumed by Aerovate, subject to adjustment as set forth in the Merger Agreement and (d) each then-outstanding warrant to purchase shares of Jade Common Stock or Jade Preferred Stock will be assumed by Aerovate, subject to adjust as set forth in the Merger Agreement.

Under the Exchange Ratio formula in the Merger Agreement, upon the Closing, on a pro forma basis and based upon the number of shares of Aerovate Common Stock expected to be issued in the Merger, pre-Merger Jade stockholders will own approximately 98.4% of the combined company and pre-Merger Aerovate stockholders will own approximately 1.6% of the combined company on a fully-diluted basis (after giving effect to the Concurrent Investment described below and excluding any shares reserved for future grants under the 2024 Equity Incentive Plan and the 2024 ESPP, each as defined in the Merger Agreement). Under certain circumstances further described in the Merger Agreement, the ownership percentages may be adjusted upward or downward based on the level of Aerovate’s net cash at the Closing.

The Exchange Ratio assumes (i) a valuation for Aerovate of $8.0 million and (ii) a valuation for Jade of $175.0 million. The Exchange Ratio is also based on the relative capitalization of each of Aerovate and Jade, for which, for the purposes of calculating the Exchange Ratio, the shares of Aerovate Common Stock underlying Aerovate’s stock options outstanding immediately prior to the Effective Time with an exercise price per share equal to or less than the Parent Closing Price (as defined in the Merger Agreement), as adjusted to take into account the Cash Dividend, will be deemed outstanding, and all shares of Jade Common Stock underlying outstanding Jade stock options, warrants, and other derivative securities will be deemed outstanding, subject to certain exceptions as set forth in the Merger Agreement.

The unexercised and outstanding Aerovate stock options with an exercise price per share greater than the Parent Closing Price (prior to giving effect to the Cash Dividend and Nasdaq Reverse Stock Split (as defined in the Merger Agreement)) shall be cancelled at the Effective Time for no consideration. All Aerovate stock options with an exercise price per share equal to or less than the Parent Closing Price will accelerate in full as of immediately prior to the Effective Time and each such stock option not exercised as of immediately prior to the Effective Time will be canceled and the holder will be entitled to receive (i) an amount in cash without interest, less any applicable tax withholding, equal to the product obtained by multiplying (A) the excess of the Parent Closing Price over the exercise price per share of Aerovate Common Stock underlying such option to purchase Aerovate Common Stock (“Aerovate Option”) by (B) the number of shares of Aerovate Common Stock underlying such Aerovate Option.

Further, the vesting of each outstanding and unvested Aerovate restricted stock unit will accelerate in full as of immediately prior to the Effective Time and each outstanding and unsettled Aerovate restricted stock unit will be settled in shares of Aerovate Common Stock.

In connection with the Merger, Aerovate will seek the approval of its stockholders to, among other things, (a)  issue the shares of Aerovate Common Stock issuable in connection with the Merger pursuant to the rules of The Nasdaq Stock Market LLC (“Nasdaq”) (b) adopt the 2024 Equity Incentive Plan and the 2024 ESPP, (c) amend its amended and restated certificate of incorporation to change Aerovate’s name to “Jade Biosciences, Inc.”, (d) effect a reverse stock split of Aerovate Common Stock, at a reverse stock split ratio to be mutually agreed to by Aerovate and Jade, (e) amend its amended and restated certificate of incorporation to increase the authorized number of Aerovate’s capital stock, and (f) amend its amended and restated certificate of incorporation to redomicile Aerovate from Delaware to such jurisdiction as may be determined by Jade (the “Aerovate Voting Proposals”).

Each of Aerovate and Jade has agreed to customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants relating to (1) obtaining the requisite approval of their respective stockholders, (2) non-solicitation of alternative acquisition proposals, (3) the conduct of their respective businesses during the period between the date of signing the Merger Agreement and the Closing, (4) Aerovate using commercially reasonable efforts to maintain the existing listing of the Aerovate Common Stock on Nasdaq and cause the shares of Aerovate Common Stock to be issued in connection with the Merger to be approved for listing on Nasdaq prior to the Closing and (5) Aerovate filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement on Form S-4 to register the shares of Aerovate Common Stock to be issued in connection with the Merger (the “Registration Statement”).

Consummation of the Merger is subject to certain closing conditions, including, among other things, (1) approval by Aerovate stockholders of the Aerovate Voting Proposals, (2) approval by the requisite Jade stockholders of the adoption and approval of the Merger Agreement and the transactions contemplated thereby, (3) the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired or been terminated, (4) Nasdaq’s approval of the listing of the shares of Aerovate Common Stock to be issued in connection with the Merger, (5) the effectiveness of the Registration Statement and (6) an executed Purchase Agreement for the Concurrent Investment (as defined below) in full force and effect evidencing cash proceeds of not less than $80.0 million to be received by the combined company immediately prior to or following the Closing. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the date of the Closing.

The Merger Agreement contains certain termination rights of each of Aerovate and Jade. Upon termination of the Merger Agreement under specified circumstances, Aerovate may be required to pay Jade a termination fee of $2,340,000, and in certain other circumstances, Jade may be required to pay Aerovate a termination fee of $5,250,000.

At the Effective Time, the board of directors of Aerovate is expected to consist of six members, all of whom will be designated by Jade.

Support Agreements and Lock-Up Agreements

Concurrently and in connection with the execution of the Merger Agreement, (i) certain stockholders of Jade (solely in their respective capacities as Jade stockholders) holding approximately 99% of the outstanding shares of Jade capital stock have entered into support agreements with Aerovate and Jade to vote all of their shares of Jade capital stock in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby (the “Jade Support Agreements”) and (ii) certain stockholders of Aerovate holding approximately 38.1% of the outstanding shares of Aerovate Common Stock have entered into support agreements with Aerovate and Jade to vote all of their shares of Aerovate Common Stock in favor of the Aerovate Voting Proposals (the “Aerovate Support Agreements,” and, together with the Jade Support Agreements, the “Support Agreements”).

Concurrently and in connection with the execution of the Merger Agreement, certain executive officers, directors and stockholders of Jade have entered into lock-up agreements (the “Lock-Up Agreements”) pursuant to which, and subject to specified exceptions, they have agreed not to transfer their shares of Aerovate Common Stock for the 180-day period following the Closing.

The preceding summaries of the Merger Agreement, the Support Agreements and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Aerovate Support Agreement, the form of Jade Support Agreement, and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Aerovate or Jade or to modify or supplement any factual disclosures about Aerovate in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Aerovate, Jade, and Merger Subs made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Aerovate, Jade or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be modified in important part by the underlying disclosure schedules which are not filed publicly, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Private Placement and Purchase Agreement

On October 30, 2024, Jade entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain existing Jade stockholders and new investors (the “Investors”).

Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, Jade agreed to sell, and the Investors agreed to purchase, immediately prior to the consummation of the Merger, shares of Jade Common Stock and pre-funded warrants (together, the “Securities”) for an aggregate purchase price of approximately $300.0 million (collectively, the “Concurrent Investment”), which reflects the conversion of the previously issued $95 million of convertible notes. The consummation of the transactions contemplated by such agreements is conditioned on the satisfaction or waiver of the conditions set forth in the Merger Agreement and in the Purchase Agreement. Shares of Jade Common Stock and pre-funded warrants issued pursuant to this financing transaction will be converted into shares of Aerovate Common Stock and pre-funded warrants to acquire shares of Aerovate Common Stock, in accordance with the Exchange Ratio and the Merger Agreement.

The Concurrent Investment is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering. The Investors have acquired the Securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the Securities issued in this transaction.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

At the closing of the Concurrent Investment, in connection with the Purchase Agreement, Jade has agreed to enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors and certain other stockholders of Jade. Pursuant to the Registration Rights Agreement, the combined company will prepare and file a resale registration statement with the SEC within 45 calendar days following the closing of the Concurrent Investment. The combined company will use its reasonable best efforts to cause the Registration Statement to become effective as promptly as practicable.

The combined company will also agree to, among other things, indemnify the Investors, their officers, directors, members, employees and agents, successors and assigns under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s), and any underwriting discounts and selling commissions) incident to the combined company’s obligations under the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares to be issued by Jade in the Concurrent Investment will be issued in private placements exempt from registration under Section 4(a)(2) of the Securities Act, and/or Regulation D promulgated thereunder, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Securities or any other securities of Jade or Aerovate.

Item 5.01.	Changes in Control of Registrant.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

To the extent required by this Item, the information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 31, 2024, Aerovate and Jade issued a joint press release announcing the execution of the Merger Agreement and the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, except that the information contained on the websites referenced in the press release is not incorporated herein by reference.

Furnished as Exhibit 99.2 hereto and incorporated herein by reference is the investor presentation that will be used by Aerovate and Jade in connection with the Merger, including during the webcast described below.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Aerovate, Jade, the proposed Concurrent Investment and the proposed Merger (collectively, the “Proposed Transactions”) and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Aerovate’s and Jade’s management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions, including investment amounts from investors and expected proceeds, and related timing with respect thereto; expectations related to Aerovate’s contribution and payment of the Cash Dividends in connection with the proposed Merger, including the anticipated timing of the Closing; the expectations regarding the ownership structure of the combined company; and the expected trading of the combined company’s stock on Nasdaq under the ticker symbol “JBIO” after the Closing. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Aerovate, Jade or the Proposed Transactions will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Aerovate’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the Closing or consummation of the Proposed Transactions are not satisfied, including Aerovate’s failure to obtain stockholder approval for the proposed Merger; the risk that the proposed Concurrent Investment is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of Aerovate and Jade to consummate the transactions contemplated by the Proposed Transactions; risks related to Aerovate’s continued listing on Nasdaq until closing of the Proposed Transactions and the combined company’s ability to remain listed following the Proposed Transactions; risks related to Aerovate’s and Jade’s ability to correctly estimate their respective operating expenses and expenses associated with the Proposed Transactions, as applicable, as well as uncertainties regarding the impact any delay in the closing of any of the Proposed Transactions would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the business combination between Aerovate and Jade; the effect of the announcement or pendency of the Merger on Aerovate’s or Jade’s business relationships, operating results and business generally; costs related to the Merger; the risk that as a result of adjustments to the Exchange Ratio, Jade stockholders and Aerovate stockholders could own more or less of the combined company than is currently anticipated; the outcome of any legal proceedings that may be instituted against Aerovate, Jade or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; the ability of Aerovate and Jade to protect their respective intellectual property rights; competitive responses to the Proposed Transactions; unexpected costs, charges or expenses resulting from the Proposed Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transactions; failure to realize certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results; the risk that Aerovate stockholders receive more or less of the Cash Dividend than is currently anticipated; legislative, regulatory, political and economic developments; and those uncertainties and factors more fully described in periodic filings with the SEC, including under the heading “Risk Factors” and “Business” in Aerovate’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by Aerovate from time to time, any risk factors related to Aerovate or Jade made available to you in connection with the Proposed Transactions, as well as risk factors associated with companies, such as Jade, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of Aerovate’s or Jade’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Aerovate nor Jade undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Aerovate or Jade.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS COMMUNICATION IS TRUTHFUL OR COMPLETE.

Important Additional Information about the Proposed Transaction Will be Filed with the SEC

This communication is not a substitute for the registration statement or for any other document that Aerovate may file with the SEC in connection with the Proposed Transactions. In connection with the Proposed Transactions, Aerovate intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus of Aerovate. AEROVATE URGES INVESTORS AND STOCKHOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AEROVATE, JADE, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Aerovate with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Proposed Transactions. In addition, investors and stockholders should note that Aerovate communicates with investors and the public using its website (https://ir.aerovatetx.com/).

Participants in the Solicitation

Aerovate, Jade and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Proposed Transactions. Information about Aerovate’s directors and executive officers, including a description of their interests in Aerovate, is included in Aerovate’s most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 25, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, including any information incorporated therein by reference, as filed with the SEC, and other documents that may be filed from time to time with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the Proposed Transactions when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of October 30, 2024, by and among Aerovate Therapeutics, Inc., Caribbean Merger Sub I, Inc., Caribbean Merger Sub II, LLC and Jade Biosciences, Inc.
10.1	Form of Aerovate Support Agreement
10.2	Form of Jade Support Agreement
10.3	Form of Lock-Up Agreement
10.4*	Form of Securities Purchase Agreement
10.5	Form of Registration Rights Agreement
99.1	Joint Press Release, issued on October 31, 2024
99.2	Investor Presentation, dated October 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerovate Therapeutics, Inc.

Date: October 31, 2024	By:	/s/ George A. Eldridge
George A. Eldridge
Chief Financial Officer